AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 24, 2012, by and among Ciena Corporation, a Delaware corporation (the “Company”), Ciena Communications, Inc., a Delaware corporation (together with the Company, collectively, the “U.S. Borrowers”), Ciena Canada, Inc., a corporation incorporated under the laws of Canada (the “Canadian Borrower”, and, together with the U.S. Borrowers, collectively, the “Borrowers”), Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as defined below).

RECITALS
WHEREAS, the Borrowers, the other borrowers from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as administrative agent and as collateral agent, and the other agents party thereto are parties to that certain ABL Credit Agreement, dated as of August 13, 2012 (the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain loans and other financial accommodations to the Borrowers; and
WHEREAS, the Administrative Agent and the Company have jointly identified an error of a technical nature in the Credit Agreement;
WHEREAS, the Company and the other Credit Parties have requested that the Administrative Agent consent to a technical amendment of the Credit Agreement pursuant to Section 13.12(d)(y) thereof, and the Administrative Agent is willing to so consent;
NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Credit Agreement.
Effective as of the Amendment Effective Date (as defined below), the text of Section 9.01(h)(B) of the Credit Agreement is hereby amended by deleting each instance of the text “Business Day” replacing it in each such instance with the text “day”.
SECTION 2.    Reference To and Effect Upon the Credit Agreement.
(a)     From and after the Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Credit Document, shall mean the Credit Agreement as modified hereby, and (ii) this Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.
(b)     This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
SECTION 3.    Counterparts, Etc. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.
SECTION 4.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 5.    Effectiveness.     In accordance with Section 13.12(d)(y) of the Credit Agreement, this Amendment shall become effective at the time (the “Amendment Effective Date”) when the Administrative Agent shall have received duly executed signature pages for this Amendment signed by each Credit Party and by the Administrative Agent; provided that this Amendment is not objected to in writing by the Required Lenders within five Business Days following receipt of notice thereof. The Administrative Agent shall provide prompt written notice of the occurrence of the Amendment Effective Date to the Lenders.
[Signature Pages to follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first written above.

CREDIT PARTIES:	CIENA CORPORATION
By: /s/ Elizabeth Dolce Name: Elizabeth Dolce Title: Vice President and Treasurer

CIENA COMMUNICATIONS, INC.
By: /s/ Elizabeth Dolce Name: Elizabeth Dolce Title: Vice President and Treasurer

CIENA CANADA, INC.
By: /s/ Elizabeth Dolce Name: Elizabeth Dolce Title: Vice President and Treasurer

Signature Page - Amendment to Ciena Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent
By: /s/ Courtney E. Meehan
Name: Courtney E. Meehan
Title: Vice President
By: /s/ Michael Getz
Name: Michael Getz
Title: Vice President

Signature Page - Amendment to Ciena Credit Agreement